DATA from Phase 2a Trial of Mavorixafor in Combination with Axitinib in Advanced Clear Cell Renal Cell Carcinoma ESMO 2019 CONGRESS, BARCELONA INVESTOR CONFERENCE CALL SEPTEMBER 30, 2019 Exhibit 99.2

AGENDA Welcome Stephanie Carrington, Investor Relations Overview of Mavorixafor and Oncology Data Lynne Kelley, MD, Chief Medical Officer Data from Phase 2a portion of open-label Phase 1/2 trial of mavorixafor (X4P-001) in combination with axitinib (Inlyta®) in patients with advanced clear cell renal cell carcinoma (ccRCC) David F. McDermott, M.D., Beth Israel Deaconess Medical Center, Harvard Medical School and lead investigator of the trial Q&A Session Paula Ragan, PhD, Chief Executive Officer Lynne Kelley, MD, Chief Medical Officer Adam Mostafa, Chief Financial Officer David F. McDermott, M.D

FORWARD LOOKING STATEMENTS This presentation contains forward-looking statements. All statements other than statements of historical facts contained in this presentation are forward-looking statements, including, but not limited to, statements regarding X4’s plans for the development of mavorixafor (X4P-001), including plans to commence clinical trials of or otherwise evaluate mavorixafor as part of a triple combination therapy or in combination with any other treatments; the potential benefits of mavorixafor; or the safety, durability or efficacy of mavorixafor.   These forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. These risks and uncertainties include, without limitation, the risk that trials and studies may be delayed and may not have satisfactory outcomes, potential adverse effects arising from the testing or use of mavorixafor or other product candidates, the risk that prior results, such as signals of safety, activity or durability of effect, observed from preclinical studies or clinical trials will not be replicated or will not continue in ongoing or future studies or trials involving X4’s product candidates, the risk that costs required to develop mavorixafor or other product candidates or to expand X4’s operations will be higher than anticipated. and other risks and uncertainties described in X4’s filings with the Securities and Exchange Commission, including under the heading “Risk Factors” in X4’s most recent Annual Report on Form 10-K filed with the SEC, as updated by X4’s Current Report on Form 8-K filed with the SEC on April 11, 2019, and in subsequent filings X4 makes with the SEC. These forward-looking statements represent X4’s beliefs and assumptions only as of the date of this presentation, and X4 assumes no obligation to update or revise any of these statements. X4 caution investors not to place considerable reliance on these forward-looking statements.

Overview of Mavorixafor (X4P-001) Oral once a day small molecule CXCR4 antagonist that allosterically inhibits the binding by CXCL12/SDF1-α, the only known CXCR4 ligand1 Single-agent chronic treatment with 400 mg QD of mavorixafor was observed to be well-tolerated with only Grade 1 treatment-related AEs in a Phase 2 trial of WHIM patients2 Biopsies from melanoma patients treated with mavorixafor show enhanced immune cell tumor infiltration and activation leading to increases in both tumor inflammation signature scores and IFN‑γ gene expression signatures3 In mouse xenograft RCC models, treatment with mavorixafor in combination with axitinib demonstrates greater than additive anti-tumor activity4 1) Stone et al. Antimicrob Agents Chemother. 2007;51(7):2351–2358. 2) Dale et al. ASH 2018. 3) Andtbacka et al. AACR 2018. 4) Panka et al. Eur. J Cancer 2016; 69:S105.

Mavorixafor: Mechanism of Actions

MAVORIXAFOR INCREASES TUMOR IMMUNE CELL INFILTRATION WITH CD8+ T-CELLS AND ACTIVATION IN PHASE 1B TRIAL


Pre-dose
200 μm


Mavorixafor
CD68/CD163
CD4
CD8
PD-1
PD-L1
FoxP3
DAPI

Increased CD8/FoxP3 Ratio and PD-L1 post Mavorixafor treatment


Pre-dose
Mavorixafor
% Positive Cells
0
1
2
3
4
5
6
7
CD4
CD8
PD-1
PD-L1
FoxP3
CD4
CD8
PD-1
PD-L1
FoxP3

Multiplex immunohistochemistry staining of tumor samples from a melanoma patient treated with 400 mg QD mavorixafor monotherapy. Biopsy samples obtained pre-dose and after 3 weeks of mavorixafor monotherapy were immunostained with an antibody panel and analyzed using HALO™ image analysis software

(A Phase 1b Trial of X4P-001 Alone and With Pembrolizumab in Patients With Advanced Melanoma - ClinicalTrials.gov Identifier: NCT02823405)

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ROLE OF CXCR4 AND RENAL CELL CARCINOMA

- Approximately 70% of sporadic clear cell renal cell carcinoma (RCC) patients have a loss of VHL gene function that drives tumor angiogenesis by increasing VEGF receptor expression[1]
- A number of tyrosine kinase inhibitors (TKIs) that target the VEGF pathway have been approved for RCC, including axitinib, although most patients will eventually relapse through angiogenic escape[2]
- CXCR4 signaling via hypoxia-induced increases in HIF1/2a is thought to contribute to the lack or loss of tumor responsiveness to angiogenesis inhibitors, like axitinib.[3]
- Elevated expression of CXCR4 by RCC tumors is also correlated with an overall poor prognosis. [4,5]


BONE MARROW
HOMING
Sdf-1a
CXCR4
PERIPHERAL BLOOD
GRK
α
β
γ
PLC
Ca^{2+}
RAS
RAF
ERK1/2
PI3K
AKT
mTOR

1) Maher et al. Eur J Hum Genet. 2011; 19:617-623. 2) Bellesoeur et al. Drug Des Devel Ther. 2017;11:2801-2811. 3) Vanharanta et al Nature Medicine, 2013) 4) Staller et al. Nature 2003; 425:307-311. 63:E820. 5) Sekiya et al. Human Pathology. 2012; 43:904-910

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Data from Phase 2a portion of open-label Phase 1/2 Clinical trial Poster Discussion Session at ESMO Abstract #2521: Safety and Efficacy of the Oral CXCR4 Inhibitor X4P-001 + Axitinib in Advanced Renal Cell Carcinoma Patients: An Analysis of Subgroup Responses by Prior Treatment Lead study investigator: David F. McDermott, M.D., Beth Israel Deaconess Medical Center, Harvard Medical School

Study Design Phase 1/2, multi-center, open-label trial, n = 65 for safety analyses Treatment: 400 mg mavorixafor (200 mg BID or 400 mg QD) + 5 mg BID axitinib Patient populations: patients with histologically confirmed clear cell RCC who have received at least 1 prior systemic therapy and ECOG ≤ 2 Treatment responses assessed using RECIST v1.1 every 8 weeks from Day 1 for 80 weeks and then every 12 weeks thereafter by blinded, independent central review Today’s Focus of ESMO Publication

Demographic and Baseline Characteristics

Combination treatment with mavorixafor + axitinib was observed to be generally well-tolerated in the trial with a manageable safety profile Ten patients (15%) discontinued combination therapy due to treatment-related AEs (mavorixafor or axitinib) of creatinine increase (3 pts); hypertension (2 pts); and azotaemia, diarrhea, fatigue, hyperkalemia, retinal vein occlusion, sepsis, and trachea-oesophogeal fistula (1 pt each)

Combination treatment with X4P-001 (mavorixafor) + axitinib demostrated clinical benefit in trial in heavily pretreated RCC patients with advanced disease Objective Response Rates: All clinically evaluable pts (N = 62): 29% Immediate prior TKI therapy (N = 34): 18% Immediate prior IO therapy (N = 18): 61% 75% of patients has received 2 or more prior therapies 88% had an intermediate or poor prognosis by Heng Score

Subgroup-specific clinical benefit of mavorixafor + axitinib combination treatment based on immediate prior therapy received

Conclusion and Future Direction Conclusion: Combination therapy with 400 mg QD Mavorixafor + 5 mg BID axitinib was observed in the trial to be generally well-tolerated with a manageable safety profile  Mavorixafor + axitinib demonstrated encouraging mPFS in this heavily pretreated advanced RCC patient population mPFS with immediate prior IO therapy was 11.6 months mPFS with immediate prior TKI therapy was 7.4 months  8 patients remain on study > 17 months The results suggest that mavorixafor may enhance clinical responses to axitinib and other TKIs that target tumor angiogenesis, as well as immunotherapy agents, such as CPIs Future Direction: Triple combination of mavorixafor in addition to TKI and CPI is worthy of future investigation in a larger RCC patient population, particularly in the first-line setting The contribution of mavorixafor to the durable responses observed should be validated in a randomized Phase II trial

DATA from Phase 2a Trial of Mavorixafor in Combination with Axitinib in Advanced Clear Cell Renal Cell Carcinoma ESMO 2019 CONGRESS, BARCELONA INVESTOR CONFERENCE CALL SEPTEMBER 30, 2019